UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One PPG Place Pittsburgh, Pennsylvania		15222
(Address of principal executive offices)		(Zip Code)

(412) 456-5700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Heinz Senior Credit Facilities

On July 6, 2015, Kraft Heinz Foods Company (formerly known as H. J. Heinz Company) (the “Company”) and The Kraft Heinz Company (formerly known as H.J. Heinz Holding Corporation) (“Holdings”) entered into a new Credit Agreement (the “Credit Agreement”) with the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and J.P. Morgan Europe Limited, as London agent. The Credit Agreement provides for (1) a $4 billion senior unsecured revolving credit facility (the “New Revolving Credit Facility”) and (2) a $600 million senior unsecured term loan facility (the “New Term Loan Facility” and, together with the New Revolving Credit Facility, the “New Senior Credit Facilities”). The New Revolving Credit Facility includes a $1 billion sublimit for borrowings in Canadian dollars, Euro or Sterling as well as a letter of credit sub-facility of up to $150 million and a competitive bid loan facility under which borrowers may borrow on a non-ratable basis from one or more of the lenders under the New Revolving Credit Facility. Additionally, and subject to certain conditions, the Company may increase the amount of revolving commitments and/or add additional tranches of term loans in a combined aggregate amount of up to $1 billion.

The New Revolving Credit Facility is available to the Company and any wholly owned subsidiary designated by the Company (each, a “Subsidiary Borrower” and, together with the Company, the “Borrowers”) and will mature on July 6, 2020. The New Term Loan Facility is available to the Company and will have a seven year maturity and no amortization. The Company can extend the revolving maturity date by one year periods. The New Senior Credit Facilities may be prepaid at any time and unused commitments may be reduced at any time, in whole or in part, at the option of the borrower, without premium or penalty (subject to notice periods, minimum amounts and LIBOR, EURIBOR and CDOR breakage costs). The competitive bid loans may not be prepaid except as on the terms set forth in the applicable competitive bid note evidencing the competitive bid advance.

The obligations under the New Senior Credit Facilities are guaranteed by the Company in the case of indebtedness and other liabilities of any Subsidiary Borrower and by Holdings in the case of indebtedness and other liabilities of any Subsidiary Borrower and the Company.

Interest rates on obligations under the New Senior Credit Facilities are based on prevailing annual interest rates for LIBOR/EURIBOR/CDOR loans or an alternat base rate/Canadian prime rate, in each case subject to an applicable margin based upon the long-term senior unsecured, non-credit enhanced debt rating assigned to the Company.

The Company will pay certain recurring fees with respect to the New Senior Credit Facilities, including (1) fees on the unused commitments of the lenders under the New Revolving Credit Facility, (2) a letter of credit fee on the aggregate face amounts of outstanding letters of credit and (3) a fronting fee.

The New Senior Credit Facilities contain representations, warranties and covenants that are typical for these types of facilities. These covenants include restrictions on mergers, consolidations or sales of assets and liens, subject to certain exceptions and limitations.

The New Senior Credit Facilities contain customary events of default limited to the nonpayment of principal, interest, fees or other amounts; cross-default and cross-acceleration, in each case to other material indebtedness; failure to perform or observe covenants (subject to grace periods); breaches of representations or warranties; bankruptcy and insolvency events; monetary judgment defaults; certain ERISA events and invalidity of guarantees; If the Company ceases to be a wholly owned subsidiary of Holdings, or any other Borrower shall cease to be a wholly owned subsidiary of the Company.

The foregoing description of the New Senior Credit Facilities does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed hereto as Exhibit 10.1.

Indentures

I. Sale of Euro Notes

On July 1, 2015, the Company completed its previously announced offering of €750,000,000 aggregate principal amount of 2.000% Senior Notes due 2023 (the “Euro Notes”). The Euro Notes were sold to persons outside the United States under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).

The Euro Notes were issued pursuant to that certain indenture, dated as of July 1, 2015 (the “Base Indenture”), by and among the Company, as issuer, Holdings, as guarantor, Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of July 1, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Euro Notes Indenture”), by and among the Company, Holdings, the Trustee and Société Générale Bank & Trust, as paying agent, security registrar and transfer agent.

The Euro Notes will mature on June 30, 2023, and bear interest at a rate of 2.000% per annum, payable annually in cash in arrears on June 30th of each year, beginning on June 30, 2016. The Euro Notes are fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest on a senior unsecured basis by Holdings.

At any time and from time to time, the Company may, at its option, redeem the Euro Notes, in whole or in part, upon not less than 30 nor more than 60 days’ notice at a redemption price equal to the greater of (1) 100% of the aggregate principal amount of the Euro Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments (as defined in the First Supplemental Indenture), plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date, subject to the rights of holders of the Euro Notes to be redeemed on the relevant record date to receive interest due on an Interest Payment Date (as defined in the First Supplemental Indenture) that is on or prior to such redemption date; provided that if the Company redeems any Euro Notes on or after March 30, 2023, the redemption price for such Euro Notes to be redeemed will equal 100% of the aggregate principal amount of such Euro Notes redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the First Supplemental Indenture), holders of the Euro Notes will have the right to require the Company to repurchase, in whole or in part, the Euro Notes at a purchase price equal to 101% of the aggregate principal amount of the Euro Notes repurchased plus accrued but unpaid interest, if any, on the Euro Notes repurchased, to, but excluding, the date of repurchase.

Pursuant to the Euro Notes Indenture, if the Final Merger (as defined in the Euro Notes Indenture) is not consummated on or prior to March 31, 2016 or, if, prior to such date, the Merger Agreement (as defined in the Euro Notes Indenture) is terminated, the Company must redeem the Euro Notes in whole at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Euro Notes, plus accrued but unpaid interest on the principal amount of the Euro Notes to, but not including, the date of redemption.

The terms of the Euro Notes Indenture, among other things, limit the ability of the Company, Holdings and, in certain cases, Holdings’ restricted subsidiaries to create liens, enter into sale and leaseback transactions and merge or consolidate with other entities. The Euro Notes Indenture also provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants, payment defaults or acceleration of other indebtedness, failure to pay certain judgments and certain events of bankruptcy and insolvency. These covenants and events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Euro Notes Indenture.

The foregoing description of the Euro Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the First Supplemental Indenture, which are filed hereto as Exhibits 4.1 and 4.2, respectively.

II. Sale of Pound Sterling Notes

On July 1, 2015, the Company completed its previously announced offering of £400,000,000 aggregate principal amount of 4.125% Senior Notes due 2027 (the “Pound Sterling Notes”). The Pound Sterling Notes were sold to persons outside the United States under Regulation S of the Securities Act.

The Pound Sterling Notes were issued pursuant to the Base Indenture, as supplemented by the Second Supplemental Indenture, dated as of July 1, 2015 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Sterling Notes Indenture”), by and among the Company, Holdings, the Trustee and Société Générale Bank & Trust, as paying agent, security registrar, and transfer agent.

The Pound Sterling Notes will mature on July 1, 2027, and bear interest at a rate of 4.125% per annum, payable annually in cash in arrears on July 1st of each year, beginning on July 1, 2016. The Pound Sterling Notes are fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest on a senior unsecured basis by Holdings.

At any time and from time to time, the Company may, at its option, redeem the Pound Sterling Notes, in whole or in part, upon not less than 30 nor more than 60 days’ notice at a redemption price equal to the greater of (1) 100% of the aggregate principal amount of the Pound Sterling Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments (as defined in the Second Supplemental Indenture), plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date, subject to the rights of the holders of the Pound Sterling Notes to be redeemed on the relevant record date to receive interest due on an Interest Payment Date (as defined in the Second Supplemental Indenture) that is on or prior to such redemption date; provided that if the Company redeems any Pound Sterling Notes on or after April 1, 2027, the redemption price for such Pound Sterling Notes to be redeemed will equal 100% of the aggregate principal amount of such Pound Sterling Notes redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Second Supplemental Indenture), holders of the Pound Sterling Notes will have the right to require the Company to repurchase, in whole or in part, the Pound Sterling Notes at a purchase price equal to 101% of the aggregate principal amount of the Pound Sterling Notes repurchased plus accrued but unpaid interest, if any, on the Pound Sterling Notes repurchased, to, but excluding, the date of repurchase.

Pursuant to the Sterling Notes Indenture, if the Final Merger (as defined in the Sterling Notes Indenture) is not consummated on or prior to March 31, 2016 or, if, prior to such date, the Merger Agreement (as defined in the Sterling Notes Indenture) is terminated, the Company must redeem the Pound Sterling Notes in whole at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Pound Sterling Notes, plus accrued but unpaid interest on the principal amount of the Pound Sterling Notes to, but not including, the date of redemption.

The terms of the Sterling Notes Indenture, among other things, limit the ability of the Company, Holdings and, in certain cases, Holdings’ restricted subsidiaries to create liens, enter into sale and leaseback transactions and merge or consolidate with other entities. The Sterling Notes Indenture also provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants, payment defaults or acceleration of other indebtedness, failure to pay certain judgments and certain events of bankruptcy and insolvency. These covenants and events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Sterling Notes Indenture.

The foregoing description of the Sterling Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the Sterling Notes Indenture, which are filed hereto as Exhibits 4.1 and 4.3, respectively.

III. Sale of US Dollar Notes

On July 2, 2015, the Company completed its previously announced offering of $1,000,000,000 aggregate principal amount of 1.60% Senior Notes due 2017 (the “2017 Notes”); $1,500,000,000 aggregate principal amount of 2.00% Senior Notes due 2018 (the “2018 Notes”); $1,500,000,000 aggregate principal amount of 2.80% Senior Notes due 2020 (the “2020 Notes”); $1,000,000,000 aggregate principal amount of 3.50% Senior Notes due 2022 (the “2022 Notes”); $2,000,000,000 aggregate principal amount of 3.95% Senior Notes due 2025 (the “2025 Notes”); $1,000,000,000 aggregate principal amount of 5.00% Senior Notes due 2035 (the “2035 Notes’); $2,000,000,000 aggregate principal amount of 5.20% Senior Notes due 2045 ( the “2045 Notes” and, together with the 2017 Notes, the 2018 Notes, the 2020 Notes, the 2022 Notes, the 2025 Notes and the 2035 Notes, the “US Dollar Notes”). The US Dollar Notes were sold to qualified institutional buyers pursuant to Rule 144A and to persons outside the United States under Regulation S of the Securities Act.

The US Dollar Notes were issued pursuant to the Base Indenture, as supplemented by the Third Supplemental Indenture, dated as of July 2, 2015 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “US Dollar Notes Indenture”), by and among the Company, Holdings and the Trustee.

The 2017 Notes will mature on June 30, 2017. The 2018 Notes will mature on July 2, 2018. The 2020 Notes will mature on July 2, 2020. The 2022 Notes will mature on July 15, 2022. The 2025 Notes will mature on July 15, 2025. The 2035 Notes will mature on July 15, 2035. The 2045 Notes will mature on July 15, 2045. Interest on the 2017 Notes shall accrue at the rate of 1.60% per annum, interest on the 2018 Notes shall accrue at the rate of 2.00% per annum, interest on the 2020 Notes shall accrue at the rate of 2.80% per annum, interest on the 2022 Notes shall accrue at the rate of 3.50% per annum, interest on the 2025 Notes shall accrue at the rate of 3.95% per annum, interest on the 2035 Notes shall accrue at the rate of 5.00% per annum and interest on the 2045 Notes shall accrue at the rate of 5.20% per annum.

Interest on the 2017 Notes shall be payable semi-annually in arrears on June 30 and December 30 of each year, beginning on December 30, 2015; interest on the 2018 Notes shall be payable semi-annually in arrears on January 2 and July 2 of each year, beginning on January 2, 2016; interest on the 2020 Notes shall be payable semi-annually in arrears on January 2 and July 2 of each year, beginning on January 2, 2016; interest on the 2022 Notes shall be payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2016; interest on the 2025 Notes shall be payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2016; interest on the 2035 Notes shall be payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2016; and interest on the 2045 Notes shall be payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2016. The US Dollar Notes are fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest on a senior unsecured basis by Holdings.

At any time and from time to time, the Company may, at its option, redeem the US Dollar Notes of any series, in whole or in part, upon not less than 30 nor more than 60 days’ notice at a redemption price equal to the greater of (1) 100% of the aggregate principal amount of the US Dollar Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments (as defined in the Third Supplemental Indenture), plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date, subject to the rights of holders of the US Dollar Notes to be redeemed on the relevant record date (as specified in the Third Supplemental Indenture) to receive interest due on an Interest Payment Date (as defined in the Third Supplemental Indenture) that is on or prior to such redemption date; provided that if the Company redeems any 2020 Notes, 2022 Notes, 2025 Notes, 2035 Notes or 2045 Notes on or after the applicable Par Call Date (as defined in the Third Supplemental Indenture), the redemption price for such US Dollar Notes to be redeemed will equal 100% of the aggregate principal amount of such US Dollar Notes redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Third Supplemental Indenture), holders of the US Dollar Notes will have the right to require the Company to repurchase, in whole or in part, the US Dollar Notes at a purchase price equal to 101% of the aggregate principal amount of the US Dollar Notes repurchased plus accrued but unpaid interest, if any, on the US Dollar Notes repurchased, to, but excluding, the date of repurchase.

Pursuant to the US Dollar Notes Indenture, if the Final Merger (as defined in the US Dollar Notes Indenture) is not consummated on or prior to March 31, 2016 or, if, prior to such date, the Merger Agreement (as defined in the US Dollar Notes Indenture) is terminated, the Company must redeem the US Dollar Notes in whole at a special mandatory redemption price equal to 101% of the aggregate principal amount of the US Dollar Notes, plus accrued but unpaid interest on the principal amount of the US Dollar Notes to, but not including, the date of redemption.

The terms of the US Dollar Notes Indenture, among other things, limit the ability of the Company, Holdings and, in certain cases, Holdings’ restricted subsidiaries to create liens, enter into sale and leaseback transactions and merge or consolidate with other entities. The US Dollar Notes Indenture also provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants, payment defaults or acceleration of other indebtedness, failure to pay certain judgments and certain events of bankruptcy and insolvency. These covenants and events of default are subject to a number of important qualifications, limitations and exceptions that are described in the US Dollar Notes Indenture.

The foregoing description of the US Dollar Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the Third Supplemental Indenture, which are filed hereto as Exhibits 4.1 and 4.4, respectively.

Registration Rights Agreement

In connection with the sale of the US Dollar Notes, the Company and Holdings entered into a Registration Rights Agreement, dated as of July 2, 2015 (the “Registration Rights Agreement”), with Barclays Capital Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, for themselves and on behalf of the other Initial Purchasers (as defined in the Registration Rights Agreement) with respect to the US Dollar Notes. Under the Registration Rights Agreement, the Company and Holdings have agreed, with respect to the US Dollar Notes, to file a registration statement with respect to an offer to exchange the US Dollar Notes for a new issue of substantially identical notes registered under the Securities Act, to cause an exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 455 days after July 2, 2015. The Company and Holdings may be required to provide a shelf registration statement to cover resales of the US Dollar Notes under certain circumstances.

If the exchange offer has not been consummated or the shelf registration statement has not been declared effective by the Securities and Exchange Commission by the date required (each, a “Notes Registration Default”), then additional interest will accrue as liquidated damages on the aggregate principal amount of the US Dollar Notes from and including the date on which any such Notes Registration Default has occurred to, but excluding, the date on which all of the Notes Registration Defaults have been cured. Additional interest will accrue at a rate of 0.25% for the first 90 day period after such date and thereafter the annual interest rate will be increased by an additional 0.25% for each subsequent 90 day period that elapses provided that the aggregate increase in such annual interest rate may in no event exceed 0.50% per annum.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed hereto as Exhibit 4.5.

IV. Sale of Canadian Dollar Notes

On July 6, 2015, Kraft Canada Inc. (formerly 9340572 Canada Inc.) (“Kraft Canada”) completed its previously announced offering of Cdn$200,000,000 aggregate principal amount of Floating Rate Senior Notes due 2018 (the “2018 Floating Rate Notes”), Cdn$500,000,000 aggregate principal amount of Floating Rate Senior Notes due 2020 (the “2020 Floating Rate Notes”, and Cdn$300,000,000 2.70% Senior Notes due 2020 (the “Canadian Fixed Rate Notes” and, together with the 2018 Floating Rate Notes and the 2020 Floating Rate Notes, the “Canadian Dollar Notes”).

The Canadian Dollar Notes were issued pursuant to that certain indenture, dated as of July 6, 2015 (the “Canadian Base Indenture”), by and among Kraft Canada, as issuer, Holdings and the Company, as guarantors (the “Canadian Guarantors”), and Computershare Trust Company of Canada, as trustee (the “Canadian Trustee”), as supplemented by the First Supplemental Indenture, dated as of July 6, 2015 (the “Canadian First Supplemental Indenture”), pursuant to which the 2018 Floating Rate Notes were issued, the Second Supplemental Indenture, dated as of July 6, 2015 (the “Canadian Second Supplemental Indenture”), pursuant to which the 2020 Floating Rate Notes were issued, and the Third Supplemental Indenture, dated as of July 6, 2015 (the “Canadian Third Supplemental Indenture” and, together with the Canadian Base Indenture, the Canadian First Supplemental Indenture and the Canadian Second Supplemental Indenture, the “Canadian Indenture”), pursuant to which the Canadian Fixed Rate Notes were issued, by and among Kraft Canada, the Canadian Guarantors, and the Canadian Trustee. The Canadian Dollar Notes are guaranteed pursuant to a Guarantee Agreement, dated as of July 6, 2015, by and among the Canadian Guarantors and the Canadian Trustee (the “Guarantee Agreement”).

The 2018 Floating Rate Notes will mature on July 6, 2018. The 2020 Floating Rate Notes and the Canadian Fixed Rate Notes will mature on July 6, 2020. Interest shall accrue on the aggregate unpaid principal amount of the 2018 Floating Rate Notes at an annual rate of interest for the applicable Interest Period (as defined in the Canadian First Supplemental Indenture) equal to the Three-Month CDOR Rate (as defined in the Canadian First Supplemental Indenture), determined on the Interest Determination Date (as defined in the Canadian First Supplemental Indenture) for such Interest Period, plus 0.80% per annum from July 6, 2015 or, if interest has been paid or duly provided for, the most recent Interest Payment Date (as defined in the Canadian Base Indenture) to which interest has been paid or duly provided for. Interest shall accrue on the aggregate unpaid principal amount of the 2020 Floating Rate Notes at an annual rate of interest for the applicable Interest Period (as defined in the Canadian Second Supplemental Indenture) equal to the Three-Month CDOR Rate (as defined in the Canadian Second Supplemental Indenture), determined on the Interest Determination Date (as defined in the Canadian Second Supplemental Indenture) for such Interest Period, plus 1.05% per annum from July 6, 2015 or, if interest has been paid or duly provided for, the most recent Interest Payment Date to which interest has been paid or duly provided for. Interest shall accrue on the aggregate unpaid principal amount of each Canadian Fixed Rate Note at an annual rate of interest of 2.70% from July 6, 2015 or, if interest has been paid or duly provided for, the most recent Interest Payment Date (as defined in the Canadian Indenture) to which interest has been paid or duly provided for.

Such interest on the 2018 Floating Rate Notes and 2020 Floating Rate Notes shall be payable quarterly on January 6, April 6, July 6 and October 6 of each year, beginning on October 6, 2015, until the principal thereof is paid or duly provided for. Such interest on the Canadian Fixed Rate Notes shall be payable semi-annually in equal installments on January 6 and July 6 of each year, commencing on January 6, 2016, until the principal thereof is paid or duly provided for. The Canadian Dollar Notes are fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest on a senior unsecured basis by the Canadian Guarantors pursuant to the Guarantee Agreement.

At any time and from time to time, Kraft Canada may at its option redeem the Canadian Fixed Rate Notes, in whole or in part, upon not less than 30 nor more than 60 days’ notice at a redemption price equal to the greater of (1) 100% of the aggregate principal amount of the Canadian Fixed Rate Notes to be redeemed and (2) the Canada Yield Price (as defined in the Canadian Third Supplemental Indenture), plus, accrued and unpaid interest thereon to, but excluding, the redemption date; provided that if the Company redeems any Fixed Rate Notes on or after June 6, 2020, the redemption price for such Canadian Fixed Rate Notes to be redeemed will equal 100% of the aggregate principal amount of such Canadian Fixed Rate Notes redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date. Kraft Canada may not redeem the 2018 Floating Rate Notes or the 2020 Floating Rate Notes prior to their maturity.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Canadian First Supplemental Indenture, Canadian Second Supplemental Indenture and Canadian Third Supplemental Indenture, as applicable), holders of the Canadian Dollar Notes will have the right to require Kraft Canada to repurchase, in whole or in part, the Canadian Dollar Notes at a purchase price equal to 101% of the aggregate principal amount of the Canadian Dollar Notes repurchased plus accrued but unpaid interest, if any, on the Canadian Dollar Notes repurchased, to, but excluding, the date of repurchase.

Pursuant to the Canadian Indenture, if the Final Merger (as defined in the Canadian First Supplemental Indenture, Canadian Second Supplemental Indenture and Canadian Third Supplemental Indenture, as applicable) is not consummated on or prior to March 31, 2016 or, if, prior to such date, the Merger Agreement (as defined in the as defined in the Canadian First Supplemental Indenture, Canadian Second Supplemental Indenture and Canadian Third Supplemental Indenture, as applicable) is terminated, Kraft Canada must redeem the Canadian Dollar Notes in whole at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Canadian Dollar Notes, plus accrued but unpaid interest on the principal amount of the Canadian Dollar Notes to, but not including, the date of redemption.

The terms of the Canadian Indenture, among other things, limit the ability of Kraft Canada, the Canadian Guarantors and, in certain cases, their respective restricted subsidiaries to create liens, enter into sale and leaseback transactions, and merge or consolidate with other entities. The Canadian Indenture also provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants, payment defaults or acceleration of other indebtedness, failure to pay certain judgments and certain events of bankruptcy and insolvency. These covenants and events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Canadian Indenture.

The foregoing description of the Canadian Indenture and the Guarantee Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Canadian Base Indenture, the Canadian First Supplemental Indenture, the Canadian Second Supplemental Indenture, the Canadian Third Supplemental Indenture and the Guarantee Agreement, which are filed hereto as Exhibits 4.6, 4.7, 4.8, 4.9 and 4.10, respectively.

Assumption of Kraft Indebtedness

In connection with (i) the consummation of the merger of Kite Merger Sub Corp. (“Merger Sub I”), a Virginia corporation and wholly owned subsidiary of Holdings, with and into Kraft Foods Group Inc. (“Kraft”), a Virginia corporation, with Kraft surviving as a wholly owned subsidiary of Holdings (the “Merger”), (ii) the consummation of the subsequent merger of Kraft, as the surviving corporation of the Merger, with and into Kite Merger Sub LLC (“Merger Sub II”), a Delaware limited liability company and wholly owned subsidiary of Holdings, with Merger Sub II surviving as a wholly owned subsidiary of Holdings (the “Subsequent Merger”) and (iii) the consummation of the merger of Merger Sub II, as the surviving company of the Subsequent Merger, with and into the Company, with the Company surviving as a wholly owned subsidiary of Holdings (the “Final Merger”), each of Merger Sub II and the Company agreed to assume all the obligations of Kraft outstanding under the Indenture, dated as of June 4, 2012 (as supplemented by Supplemental Indenture No. 1, dated as of June 4, 2012 and Supplemental Indenture No. 2, dated as of July 18, 2012, the “Kraft Indenture”), by and between Kraft and Deutsche Bank Trust Company Americas, as trustee (the “Kraft Trustee”), including obligations under the 2.250% Notes due 2017, the 6.125% Notes due 2018, the 5.375% Notes due 2020, the 3.500% Notes due 2022, the 6.875% Notes due 2039, the 6.500% Notes due 2040 and the 5.000% Notes due 2042 (collectively, the “Kraft Notes”) issued thereunder.

Accordingly, on July 2, 2015, Kraft, Merger Sub II, the Company, Holdings and the Kraft Trustee executed and delivered Supplemental Indenture No. 3 to the Indenture (the “Kraft Supplemental Indenture”), pursuant to which, (i) Merger Sub II agreed that effective upon the consummation of the Subsequent Merger, it would assume all of Kraft’s obligations under the Kraft Indenture and the Kraft Notes issued thereunder and (ii) the Company agreed that effective upon the consummation of the Final Merger, it would assume all of Kraft’s obligations under the Kraft Indenture and the Kraft Notes issued thereunder. In addition, Holdings agreed to guarantee all obligations under the Kraft Indenture and the Kraft Notes.

The foregoing description of the Kraft Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Kraft Supplemental Indenture, which is filed hereto as Exhibit 4.11.

Supplemental Indentures - New Guarantee

On July 2, 2015, Holdings became a guarantor of the following securities issued or assumed by the Company: (i) the 6.75% Debentures due 2032 (the “2032 Debentures”), (ii) the 7.125% Debentures due 2039 (the “2039 Debentures”), (iii) the 6.375% Debentures due 2028 (the “2028 Debentures” and together with the 2032 Debentures, 2039 Debentures, the “Additional Notes”). As of March 29, 2015, the aggregate principal amounts outstanding of the 2028 Debentures, the 2032 Debentures and the 2039 Debentures were $256 million, $474 million and $1,022 million, respectively.

The 2028 Debentures were issued pursuant to an indenture dated July 15, 1992 (the “1992 Indenture”) and the 2032 Debentures and the 2039 Debentures were issued pursuant to an indenture dated July 6, 2001 (the “2001 Indenture”). The supplemental indentures supplementing the 1992 Indenture and the 2001 Indenture (the “Additional Supplemental Indentures”), each adding Holdings as a guarantor of the Additional Notes are attached hereto as Exhibits 4.18 and 4.19, andthe foregoing description of the Additional Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the Additional Supplemental Indentures.

Item 1.02	Termination of a Material Definitive Agreement.

Termination of the Heinz Existing Credit Agreement

In connection with the consummation of the Merger, on July 2, 2015, all outstanding obligations in respect of principal, interest, and fees under the Heinz Existing Credit Agreement, dated as of June 7, 2013 (the “Heinz Existing Credit Agreement”), by and among the Company, Hawk Acquisition Sub, Inc., which has merged with and into the Company, Hawk Acquisition Intermediate Corporation II, which had been renamed Kraft Heinz Intermediate Corporation II, the banks, financial institutions and other institutional lenders listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents party thereto were repaid and the Heinz Existing Credit Agreement was terminated.

Termination of the Kraft Credit Agreement

In connection with the consummation of the Merger, on July 2, 2015, all outstanding obligations in respect of principal, interest, and fees under that certain Five-Year Revolving Credit Agreement, dated as of May 29, 2014 (the “Kraft Credit Agreement”), by and among Kraft, the banks, financial institutions and other institutional lenders listed on the signature pages thereof, JPMorgan Chase Bank, N.A. and Barclays Bank PLC, as administrative agents, JPMorgan Chase Bank, N.A., as paying agent, and the other agents party thereto were repaid and the Kraft Credit Agreement was terminated.

The information provided in Item 2.04 below is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligations or an Obligations under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On July 6, 2015, the Company partially redeemed $800 million aggregate principal amount of the Company’s 4.875% Second Lien Senior Secured Notes due 2025 (the “2025 Secured Notes”), at the redemption price equal to 104.875% of the principal amount of the 2025 Secured Notes redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

On July 6, 2015, the Company redeemed all of its outstanding 4.25% Second Lien Senior Secured Notes due 2020 (the “2020 Secured Notes”), at the redemption price equal to 102.125% of the principal amount of the 2020 Secured Notes redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.	Description

4.1	Indenture dated as of July 1, 2015, governing debt securities by and among H. J. Heinz Company, as issuer, H.J. Heinz Holding Corporation, as guarantor, and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture dated as of July 1, 2015, governing the 2.000% Senior Notes due 2023, by and among H. J. Heinz Company, as issuer, H.J. Heinz Holding Corporation, as guarantor, Wells Fargo Bank, National Association, as trustee, and Société Générale Bank & Trust, as paying agent, security registrar, and transfer agent.

4.3	Form of the 2.000% Senior Notes due 2023 (included in Exhibit 4.2 filed herewith).

4.4	Second Supplemental Indenture dated as of July 1, 2015, governing the 4.125% Senior Notes due 2027, by and among H. J. Heinz Company, as issuer, H.J. Heinz Holding Corporation, as guarantor, Wells Fargo Bank, National Association, as trustee, and Société Générale Bank & Trust, as paying agent, security registrar, and transfer agent.

4.5	Form of the 4.125% Senior Notes due 2027 (included in Exhibit 4.4 filed herewith).

4.6	Third Supplemental Indenture dated as of July 2, 2015, governing the 1.60% Senior Notes due 2017, the 2.00% Senior Notes due 2018, the 2.80% Senior Notes due 2020, the 3.50% Senior Notes due 2022, the 3.95% Senior Notes due 2025, the 5.00% Senior Notes due 2035 and the 5.20% Senior Notes due 2045, by and among H. J. Heinz Company, as issuer, H.J. Heinz Holding Corporation, as guarantor, and Wells Fargo Bank, National Association, as trustee.

4.7	Form of the 1.60% Senior Notes due 2017, the 2.00% Senior Notes due 2018, the 2.80% Senior Notes due 2020, the 3.50% Senior Notes due 2022, the 3.95% Senior Notes due 2025, the 5.00% Senior Notes due 2035 and the 5.20% Senior Notes due 2045 (included in Exhibit 4.6 filed herewith).

4.8	Registration Rights Agreement dated as of July 2, 2015, relating to the 1.60% Senior Notes due 2017, the 2.00% Senior Notes due 2018, the 2.80% Senior Notes due 2020, the 3.50% Senior Notes due 2022, the 3.95% Senior Notes due 2025, the 5.00% Senior Notes due 2035 and the 5.20% Senior Notes due 2045, by and among H. J. Heinz Company, H.J. Heinz Holding Corporation, Barclays Capital Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, for themselves and on behalf of the other initial purchasers.

4.9	Indenture dated as of July 6, 2015, governing debt securities by and among Kraft Canada Inc., as issuer, The Kraft Heinz Company and Kraft Heinz Foods Company, as guarantors, and Computershare Trust Company of Canada, as trustee.

4.10	First Supplemental Indenture dated as of July 6, 2015, governing the Floating Rate Senior Notes due 2018, by and among Kraft Canada Inc., as issuer, The Kraft Heinz Company and Kraft Heinz Foods Company, as guarantors, and Computershare Trust Company of Canada, as trustee.

4.11	Form of the Floating Rate Senior Notes due 2018 (included in Exhibit 4.10 filed herewith)

4.12	Second Supplemental Indenture dated as of July 6, 2015, governing the Floating Rate Senior Notes due 2020, by and among Kraft Canada Inc., as issuer, The Kraft Heinz Company and Kraft Heinz Foods Company, as guarantors, and Computershare Trust Company of Canada, as trustee.

4.13	Form of the Floating Rate Senior Notes due 2020 (included in Exhibit 4.12 filed herewith)

4.14	Third Supplemental Indenture dated as of July 6, 2015, governing the 2.70% Senior Notes due 2020, by and among Kraft Canada Inc., as issuer, The Kraft Heinz Company and Kraft Heinz Foods Company, as guarantors, and Computershare Trust Company of Canada, as trustee.

4.15	Form of the 2.70% Senior Notes due 2020 (included in Exhibit 4.14 filed herewith).

4.16	Guarantee Agreement dated as of July 6, 2015, by and among The Kraft Heinz Company and Kraft Heinz Foods Company, as guarantors, and Computershare Trust Company of Canada, as trustee.

4.17	Third Supplemental Indenture dated as of July 2, 2015, governing the 2.250% Notes due 2017, 6.125% Notes due 2018, 5.375% Notes due 2020, 3.500% Notes due 2022, 6.875% Notes due 2039, 6.500% Notes due 2040 and 5.000% Notes due 2042, by and among Kraft Foods Group, Inc., as issuer, Kite Merger Sub LLC, H. J. Heinz Company, as successor, H.J. Heinz Holding Corporation, as parent guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.18	Third Supplemental Indenture dated July 2, 2015, governing the 6.75% Debentures due 2032 and 7.125% Debentures due 2039 by and among H.J. Heinz Holding Corporation, H. J. Heinz Company and The Bank of New York Mellon (as successor trustee to Bank One, National Association).

4.19	Third Supplemental Indenture dated July 2, 2015, governing the 6.375% Debentures due 2028 by and among H.J. Heinz Holding Corporation, H. J. Heinz Company and The Bank of New York Mellon (as successor trustee to Bank One, National Association).

10.1	Credit Agreement dated as of July 6, 2015, by and among Kraft Heinz Foods Company (formerly known as H. J. Heinz Company), The Kraft Heinz Company (formerly known as H.J. Heinz Holding Corporation), the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and JPMorgan Europe Limited, as London Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KRAFT HEINZ COMPANY

By:	/s/ Paulo Basilio
Name:	Paulo Basilio
Title:	Executive Vice President and Chief Financial Officer

Date: July 6, 2015

Exhibit Index

Exhibit No.	Description

4.1	Indenture dated as of July 1, 2015, governing debt securities by and among H. J. Heinz Company, as issuer, H.J. Heinz Holding Corporation, as guarantor, and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture dated as of July 1, 2015, governing the 2.000% Senior Notes due 2023, by and among H. J. Heinz Company, as issuer, H.J. Heinz Holding Corporation, as guarantor, Wells Fargo Bank, National Association, as trustee, and Société Générale Bank & Trust, as paying agent, security registrar, and transfer agent.

4.3	Form of the 2.000% Senior Notes due 2023 (included in Exhibit 4.2 filed herewith).

4.4	Second Supplemental Indenture dated as of July 1, 2015, governing the 4.125% Senior Notes due 2027, by and among H. J. Heinz Company, as issuer, H.J. Heinz Holding Corporation, as guarantor, Wells Fargo Bank, National Association, as trustee, and Société Générale Bank & Trust, as paying agent, security registrar, and transfer agent.

4.5	Form of the 4.125% Senior Notes due 2027 (included in Exhibit 4.4 filed herewith).

4.6	Third Supplemental Indenture dated as of July 2, 2015, governing the 1.60% Senior Notes due 2017, the 2.00% Senior Notes due 2018, the 2.80% Senior Notes due 2020, the 3.50% Senior Notes due 2022, the 3.95% Senior Notes due 2025, the 5.00% Senior Notes due 2035 and the 5.20% Senior Notes due 2045, by and among H. J. Heinz Company, as issuer, H.J. Heinz Holding Corporation, as guarantor, and Wells Fargo Bank, National Association, as trustee.

4.7	Form of the 1.60% Senior Notes due 2017, the 2.00% Senior Notes due 2018, the 2.80% Senior Notes due 2020, the 3.50% Senior Notes due 2022, the 3.95% Senior Notes due 2025, the 5.00% Senior Notes due 2035 and the 5.20% Senior Notes due 2045 (included in Exhibit 4.6 filed herewith).

4.8	Registration Rights Agreement dated as of July 2, 2015, relating to the 1.60% Senior Notes due 2017, the 2.00% Senior Notes due 2018, the 2.80% Senior Notes due 2020, the 3.50% Senior Notes due 2022, the 3.95% Senior Notes due 2025, the 5.00% Senior Notes due 2035 and the 5.20% Senior Notes due 2045, by and among H. J. Heinz Company, H.J. Heinz Holding Corporation, Barclays Capital Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, for themselves and on behalf of the other initial purchasers.

4.9	Indenture dated as of July 6, 2015, governing debt securities by and among Kraft Canada Inc., as issuer, The Kraft Heinz Company and Kraft Heinz Foods Company, as guarantors, and Computershare Trust Company of Canada, as trustee.

4.10	First Supplemental Indenture dated as of July 6, 2015, governing the Floating Rate Senior Notes due 2018, by and among Kraft Canada Inc., as issuer, The Kraft Heinz Company and Kraft Heinz Foods Company, as guarantors, and Computershare Trust Company of Canada, as trustee.

4.11	Form of the Floating Rate Senior Notes due 2018 (included in Exhibit 4.10 filed herewith)

4.12	Second Supplemental Indenture dated as of July 6, 2015, governing the Floating Rate Senior Notes due 2020, by and among Kraft Canada Inc., as issuer, The Kraft Heinz Company and Kraft Heinz Foods Company, as guarantors, and Computershare Trust Company of Canada, as trustee.

4.13	Form of the Floating Rate Senior Notes due 2020 (included in Exhibit 4.12 filed herewith)

4.14	Third Supplemental Indenture dated as of July 6, 2015, governing the 2.70% Senior Notes due 2020, by and among Kraft Canada Inc., as issuer, The Kraft Heinz Company and Kraft Heinz Foods Company, as guarantors, and Computershare Trust Company of Canada, as trustee.

4.15	Form of the 2.70% Senior Notes due 2020 (included in Exhibit 4.14 filed herewith).

4.16	Guarantee Agreement dated as of July 6, 2015, by and among The Kraft Heinz Company and Kraft Heinz Foods Company, as guarantors, and Computershare Trust Company of Canada, as trustee.

4.17	Third Supplemental Indenture dated as of July 2, 2015, governing the 2.250% Notes due 2017, 6.125% Notes due 2018, 5.375% Notes due 2020, 3.500% Notes due 2022, 6.875% Notes due 2039, 6.500% Notes due 2040 and 5.000% Notes due 2042, by and among Kraft Foods Group, Inc., as issuer, Kite Merger Sub LLC, H. J. Heinz Company, as successor, H.J. Heinz Holding Corporation, as parent guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.18	Third Supplemental Indenture dated July 2, 2015, governing the 6.75% Debentures due 2032 and 7.125% Debentures due 2039 by and among H.J. Heinz Holding Corporation, H. J. Heinz Company and The Bank of New York Mellon (as successor trustee to Bank One, National Association).

4.19	Third Supplemental Indenture dated July 2, 2015, governing the 6.375% Debentures due 2028 by and among H.J. Heinz Holding Corporation, H. J. Heinz Company and The Bank of New York Mellon (as successor trustee to Bank One, National Association).

10.1	Credit Agreement dated as of July 6, 2015, by and among Kraft Heinz Foods Company (formerly known as H. J. Heinz Company), The Kraft Heinz Company (formerly known as H.J. Heinz Holding Corporation), the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and JPMorgan Europe Limited, as London Agent.